EX-32
             SECTION 1350 CERTIFICATION OF GARY BORGLUND

                       SECTION 1350 CERTIFICATION

In connection with the quarterly report of City Capital Corporation ("Company") on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1.  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 29, 2005                 /s/  Gary Borglund
                                       Gary Borglund
                                       President/Secretary/Treasurer
                                       (principal financial officer)